Exhbit 10.2

ONCOTHYREON INC.
AMENDED AND RESTATED SHARE OPTION PLAN

1.           PURPOSE.

The purpose of this Plan is to promote the interests of the Company and its shareholders by making provision for the granting of stock options by the board of directors of the Company to selected Employees and Directors of the Company and of its Subsidiaries and to selected Service Providers for the purchase of Shares for capital accumulation and as an investment which will provide such Employees, Directors and Service Providers with additional motivation to further the profitable growth of the Company and its Subsidiaries.

2.           DEFINITIONS.

Unless the context clearly indicates otherwise, the following terms have the meanings set forth below:

2.1           "Company" means Oncothyreon Inc., a corporation incorporated under the laws of Delaware and any successor corporation, and any reference herein to action by the Company means action by or under the authority of its board of directors;

2.2           "Director(s)" means one or more members of the board of directors of the Company or any of its Subsidiaries;

2.3           "Employee" means a person who is regularly employed on a full-time basis by the Company or any of its Subsidiaries;

2.4           "Fair Market Value" shall mean the closing price of the Shares as reported by Nasdaq Global Market, the Nasdaq Global Select Market or the Nasdaq Capital Market on the day on which the Option is granted, or if no closing price was reported on that date, as applicable, on the last trading date such closing price was reported;

2.5           "Grant Date" as used with respect to a particular Option, means the date as of which such Option is granted pursuant to the Plan;

2.6           "Insider" has the meaning ascribed thereto in Section 16 of the Securities Exchange Act of 1934, as amended;

2.7           "Option" means a contract complying with the provisions of this Plan between the Company and an Employee, Director or Service Provider under which the Employee, Director or Service Provider has a right to subscribe for unissued Shares;

2.8           "Optionee" means an Employee or former Employee, a Director or former Director or a Service Provider or former Service Provider, who is a party to an Option;

2.9           "Plan" means the Share Option Plan, as created hereby and as from time to time amended;

2.10         "Retirement" means:

(i)           the act of an Employee voluntarily retiring from employment with the Company and/or any Subsidiary, or

(ii)           the termination of an Employee's employment after the Company's and/or any Subsidiary's determination that there is not enough work to continue to employ the Employee, at any time after the Employee has reached the age of sixty and has been employed by the Company and/or a Subsidiary for a minimum period of ten consecutive years immediately preceding the date of his retirement;

2.9           "Service Provider" means a person or company engaged to provide ongoing management or consulting services for the Company or any entity controlled by the Company;

2.10         "Share" or "Shares" means, as the case may be, one or more common shares in the capital of the Company as constituted at the date hereof and any shares or securities of the Company into which such common shares are changed, subdivided, consolidated, reclassified or converted;

2.11         "Subsidiary" means a “subsidiary corporation” whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended;

2.12         "Triggering Event" shall have the meaning ascribed thereto in Exhibit A to Schedule A hereto.

3.           GRANT OPTIONS.

3.1           Subject to the provisions of this Plan, the board of directors of the Company may from time to time authorize the granting of Options to one or more Employees, one or more Directors or one or more Service Providers.  The total number of Shares issuable pursuant to Options under the Plan shall, at any time, be 10% of the issued and outstanding Shares and, for greater certainty, any Shares issued upon the exercise of Options shall not reduce the percentage of Shares which may be issuable pursuant to options under the Plan; provided that the total number of Shares subject to Options and to other stock options granted to any one person shall not exceed such maximum number as is permitted from time to time under any applicable law or regulation or under the rules of any stock exchange on which the Shares are listed.

In determining the Employees to whom Options are to be granted and the number of Shares subject to each Option to be granted to Employees, the duties, remuneration, length of service and present and potential contribution of an Employee to the success of the Company and/or its Subsidiaries and such other factors as shall from time to time be deemed relevant by the board of directors of the Company will be considered.  In determining the Directors to whom Options are to be granted and the number of Shares subject to each Option to be granted to Directors, the length of service of the Director and his present and potential contribution to the Company and/or its Subsidiaries and such other factors as shall from time to time be deemed relevant by the board of directors of the Company will be considered.  In determining the Service Providers to whom Options are to be granted and the number of Shares subject to each Option to be granted to Service Providers, the present and potential contribution of the Service Provider to the Company and/or its Subsidiaries and such other factors as shall from time to time be deemed relevant by the board of directors of the Company will be considered.

Subject to the provisions of this Plan and the rules of any stock exchange on which the Shares are listed, an Employee, Director or Service Provider who is eligible under this Plan may be granted more than one Option to purchase Shares pursuant to this Plan if the board of directors shall so determine and may participate, if eligible, in any other stock purchase or option plan of the Company.

4.           PURCHASE PRICE.

The purchase price of the Shares subject to Options granted under the Plan shall be determined by the board of directors of the Company but shall not be less than the Fair Market Value of the Shares.

5.           TERMS OF OPTION.

Subject to the provisions of the Plan, each Option shall contain such terms and conditions as may be determined by the board of directors of the Company from time to time, including terms as to the time and manner of exercise and the date of expiry.  Such terms may vary between Options so granted, provided that no Option shall extend for a period of more than ten years from the date upon which it is granted, other than as provided herein, and each Option shall provide that the purchase price for all Shares taken upon the exercise thereof shall be paid in full at the time of such exercise.  Without limiting the foregoing an Option in substantially the form attached hereto as Schedule A is approved for purposes of this Plan upon adoption of this Plan by the board of directors of the Company.  Shares not taken up and paid for under any Option prior to the expiry or earlier termination thereof may be re-allocated and again optioned under the Plan.

In respect of Options that would otherwise expire unexercised during a period of blackout in which Optionees are forbidden by the policies of the Company to exercise Options ("Blacked-Out Options"), the Board may by resolution extend, for a period of ten business days following the end of the blackout, the period of time during which Blacked-Out Options may be exercised (the "Extension Period").  If one or more subsequent periods of blackout are imposed during an Extension Period, the number of days remaining in the Extension Period shall be added to the term of the Blacked-Out Options following the end of the subsequent blackout period or periods.  For purposes of clarity, only one Extension Period may be added to the term of an Option.

If an Employee is granted a leave of absence by the Company or one of its Subsidiaries, as the case may be, such absence shall not of itself constitute a termination of employment unless and until the Company or such Subsidiary, as the case may be, shall declare such Employee's employment terminated.

6.           TRANSFERABILITY.

An Option shall not be assignable or transferable otherwise than by the will of the Optionee or pursuant to the applicable laws of intestate succession and may be exercised during the life of the Optionee only by the Optionee.  No Optionee shall have any rights as a shareholder of the Company in respect of the Shares subject to an Option until such Shares have been paid for in full and issued in accordance with the provisions of the Plan and the Option.

7.           EXERCISE OF OPTION ON THE OCCURRENCE OF A TRIGGERING EVENT.

If a Triggering Event shall occur subsequent to the date on which the shareholders of the Company approve this Plan, an Optionee who at the time of the occurrence of the Triggering Event is an Employee, Director or Service Provider shall have the right to immediately exercise any Option hereby granted to such Optionee as to all of the Shares subject to such Option including, without limitation, those of the Shares subject to such Option with respect to which such Option cannot be exercised immediately prior to the occurrence of the Triggering Event.

Notwithstanding that paragraph 8 of the Plan may provide for a shorter period, an Optionee who at the time of the occurrence of a Triggering Event is an Employee, Director or Service Provider shall have a minimum of ninety (90) days from the date of the occurrence of the Triggering Event to exercise any Option hereby granted, provided that the expiry date of such Option does not occur prior to the expiration of such ninety (90) day period in which case the minimum period shall be from the date of the occurrence of the Triggering Event to the expiry date of such Option.

8.           TERMINATION OF EMPLOYMENT, DEATH OR RETIREMENT.

In the event of the termination of the Optionee's employment with the Company or any Subsidiary of the Company, or the Optionee ceasing to be a Service Provider, prior to the close of business on the expiry date of his Option for any reason other than, (i) his death, (ii) his Retirement, or (iii) termination of the Optionee's employment by the Company or its Subsidiary, as the case may be, or the Optionee's termination as a Service Provider, in either case without cause (as determined by the Company in its sole discretion), any Option granted to such Optionee in respect of his employment or as a Service Provider shall forthwith cease and terminate and be of no further force or effect whatsoever as to such of the Shares subject to the Option in respect of which such Option has not been previously exercised.

Other than with respect to the President and each of the Vice-Presidents of the Company, in the event of the termination of the Optionee's employment by the Company or any of its Subsidiaries, as the case may be, or the Optionee's termination as a Service Provider, in either case without cause (as determined by the Company in its sole discretion), any Option granted in respect of his employment or as a result of his being a Service Provider will continue to vest and may be exercised by the Optionee in accordance with the provisions thereof at any time up to and including, but not after, the date which is 180 days after the date of the termination of his employment or his ceasing to be a Service Provider, as the case may be, or prior to the close of business on the expiry date of the Option, whichever is the earlier.

With respect to the President and each of the Vice-Presidents of the Company, in the event of the termination of such Optionee's employment by the Company or any of its Subsidiaries, as the case may be, or such Optionee's termination as a Service Provider, in either case without cause, any Option granted in respect of his employment or as a result of his being a Service Provider will continue to vest and may be exercised by the Optionee in accordance with the provisions thereof at any time up to and including, but not after, the date which is the second anniversary of the date of the termination of his employment or his ceasing to be a Service Provider, as the case may be, or prior to the close of business on the expiry date of the Option, whichever is the earlier.

In the event of the Retirement of the Optionee while in the employment of the Company or any Subsidiary, any Option granted in respect of his employment will continue to vest and may be exercised by the Optionee in accordance with the provisions thereof at any time up to and including, but not after, the expiry date of such Option.

In the event of the Optionee ceasing to be a Director, any Option granted as a result of his being a Director will continue to vest and may be exercised by the Optionee in accordance with the provisions thereof at any time up to and including, but not after, the date which is 180 days after the date of his ceasing to be a Director or prior to the close of business on the expiry date of the Option, whichever is the earlier.

In the event of the death of the Optionee while in the employment of the Company or any Subsidiary or while a Director or Service Provider, as the case may be, the Option will continue to vest and may be exercised by the legal representative of the Optionee in the same manner and to the same extent as the Optionee, if living, could have exercised it under the provisions thereof at any time up to and including, but not after, the date which is 180 days after the date of the death of the Optionee or prior to the close of business on the expiry date of the Option, whichever is the earlier.

Notwithstanding the foregoing provisions of this paragraph 8: (i) if an Optionee who was granted an Option in one capacity (e.g., as an employee of the Company) continues on immediately thereafter with the Company or any of its Subsidiaries in another capacity (e.g., as a Service Provider or an employee of a Subsidiary of the Company), then the provisions of paragraph 8 shall not apply to terminate such Option solely as a result of such change; and (ii) the board of directors of the Company shall have the right by resolution to waive termination of the Option of an Optionee and to permit the vesting and exercise of an Option within such time as may be stipulated in said resolution of the board of directors of the Company not to exceed the expiry date of the Option.

9.           ADJUSTMENTS FOR EVENTS AFFECTING SHARES.

9.1           If the Shares shall be consolidated or subdivided, if any dividend is payable in Shares or if any action of a similar nature affecting the number of outstanding Shares is taken, the number of Shares reserved or authorized to be reserved under the Plan, the number of Shares to be issued upon the exercise of any Option theretofore granted and the purchase price thereof shall be adjusted in such a manner as the board of directors of the Company shall consider appropriate.

9.2           If the Company amalgamates or consolidates with or merges into another corporation, any Shares receivable on the exercise of an Option shall be converted into the securities, property or cash which the Optionee would have received upon such amalgamation, consolidation or merger had the Option been exercised prior to such event.

9.3           In the event of any other change affecting the Shares, such adjustment shall be made as shall be considered appropriate by the board of directors of the Company to give proper effect to such change.

10.         ADMINISTRATION AND AMENDMENT OF PLAN.

10.1           The board of directors of the Company may amend or discontinue the Plan at any time; provided however, that any amendment that may materially and adversely affect any Option rights previously granted to an Optionee under the Plan must be consented to in writing by the Optionee or the other person then entitled to exercise such Option.  Examples of the types of amendments to the Plan that the board of directors of the Company is entitled to make without shareholder approval include, without limitation: (a) amendments of a "housekeeping" nature; (b) amendments of a typographical, grammatical, clerical nature or of administrative nature of which are required to comply with regulatory requirements; (c) a change to the vesting provisions of an Option or the Plan; (d) a change to the termination provisions of an Option or the Plan which does not entail an extension beyond the original expiration date except as contemplated in section 5; (e) the addition of a cashless exercise feature, payable in cash or Shares, which provides for a full deduction of the number of underlying Shares from the number of Shares reserved for issuance under the Plan and (f) a change to the persons in section 3 to whom Options may be granted which does not have the potential of broadening or increasing Insider participation.  Notwithstanding the foregoing, the Plan shall be amended or discontinued, as appropriate, in the manner and to the extent required by law or by the regulations, rules, by-laws or policies of any regulatory authority or stock exchange.  The Company may delegate to any person, group of persons or corporation such administrative duties and powers as it may see fit, save and except any duties required to be carried out by the board of directors of the Company.

10.2           The Company may amend, suspend or terminate the Plan or any provisions hereof at any time, provided that no such amendment will divest any participant of his entitlement to exercise Options granted to him as provided for herein without his consent.  In no event shall any amendment of the terms or conditions of the Shares, or any other change in the capitalization of the Company, be regarded as an amendment of the Plan or require the consent of any Optionee.  Any amendment to any provision of the Plan shall be subject to the approval, if required, of any regulatory body (including without limiting the generality of the foregoing, any stock exchanges on which the Shares are listed) having jurisdiction over the securities of the Company.

10.3           All decisions and interpretations of the Company respecting the Plan and all rules and regulations made from time to time pursuant hereto shall be final and binding and conclusive on the Company and on the holder of any Option and on all Employees, Directors and Service Providers eligible under the Plan to participate herein.

10.4           Any grant by the board of directors of the Company of an Option to purchase Shares under this Plan shall be entirely discretionary and nothing in the Plan shall be deemed to give any Employee, Director or Service Provider any right to be granted an Option to purchase Shares.

11.         COSTS.

The Company shall pay all costs of administering the Plan.

12.         NO RIGHT TO EMPLOYMENT.

Nothing in this Plan or any instrument executed pursuant thereto shall confer upon any Optionee any right to continue in the employ of the Company or any Subsidiary of the Company, as the case may be, or shall affect the right of the Company or such Subsidiary to terminate the employment of any Optionee, with or without cause, or the engagement of any Optionee.

13.         INSIDER REPORTING.

Those Optionees who purchase Shares under this Plan will be required to file the appropriate insider trading reports with respect to their ownership of the Shares if they are "insiders" of the Company as defined in the applicable corporate and/or securities legislation.  Such reports must also be filed in respect of trades in the Shares.  The Secretary of the Company can provide copies of the appropriate forms and guidance as to the timing and other filing requirements; however, the responsibility of completing and filing any such forms rests with each holder of Shares.

14.         SHAREHOLDER APPROVAL AND EFFECTIVE DATE.

This Plan is subject to the approval of the shareholders of the Company.  The Plan shall become and remain effective as of and from its original adoption date of December 9th, 1992, as amended and restated on May 3, 2007, April 3, 2008 and October 22, 2009.

15.         TERM OF PLAN.

The Plan will continue in effect until May 3, 2017, ten (10) years from the date of its amendment and restatement on May 3, 2007, unless terminated earlier under Section 10 of the Plan.

Dated December 9, 1992,
as amended and restated on May 3, 2007, April 3, 2008 and October 22, 2009.